Provisions	12 Months Ended
Jun. 30, 2023
Provisions [Abstract]
Provisions
Note 18.  Provisions

	Consolidated
	30 June 2023	30 June 2022
	US$’000	US$’000

Current liabilities
Non-refundable sales tax	6,172	2,469

Non-Refundable Sales Tax
The Canada Revenue Agency (‘CRA’) is currently conducting an audit of input tax credits (‘ITCs’) claimed by several of the Group’s Canadian subsidiaries. The CRA has issued an assessment in relation to one of the subsidiaries which, the Directors believe may be applied across the Group’s Canadian subsidiaries. Under the proposed decision, the CRA has noted that ITCs claimed by the Group would be allowed. However, the Canadian subsidiaries would also be required to remit an amount of 5% on services exported to the Australian parent under an intercompany service agreement. The export of services typically attract a 0% rate of GST in Canada. If GST were to apply to these services at a rate of 5%, the Australian parent may not be permitted to recover this tax.
The Group has submitted additional information to the CRA to further support the ITCs claimed and the 0% rate applied to the exported services and submitted a formal notice of objection to the CRA in November 2022. The CRA has acknowledged receipt of the appeal application however has not yet provided any further correspondence to the Group.

Recent amendments made to Canadian Tax legislation in June 2023 are being considered by the relevant subsidiaries and the CRA. To date, the CRA has not issued any interpretation guidance on the new legislation or proposed any potential changes to previous conclusions communicated to subsidiaries of the Group. Consequently, the affected subsidiaries continue to accrue a provision in line with the aforementioned methodology.